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                          2001 Ross Avenue, Suite 1800  Telephone 214 754 7900
                          Dallas, Texas 75201-2997

                                                                    EXHIBIT 23


      PRICE WATERHOUSE LLP                                            [LOGO]




                    CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-8 (No. 2-81536) of Dresser Industries, Inc. Stock Purchase Plan of our report dated June 2, 1995 on Form 11-K for the year ended December 31, 1994.



PRICE WATERHOUSE LLP

/s/ PRICE WATERHOUSE LLP



Dallas, Texas
June 27, 1995